UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of1934
Date of Report (Date of earliest event reported): August 21, 2018

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 232-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On August 21, 2018, iPass Inc. filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation of iPass Inc. (the “Amendment”) to effect a one-for-ten reverse stock split of its outstanding common stock, effective as of August 23, 2018. A series of alternate amendments to effect a reverse stock split were approved by iPass’ stockholders at its Annual Meeting of Stockholders held on June 13, 2018, and the specific one-for-ten ratio was subsequently approved by iPass’ Board of Directors on August 16, 2018.
The Amendment provides that at the effective time of the reverse stock split, every ten shares of iPass’ issued and outstanding common stock will be automatically converted into one issued and outstanding share of common stock, without any change in par value per share. The reverse stock split will affect all shares of iPass’ common stock outstanding immediately prior to the effective time of the reverse stock split, as well as the number of shares of common stock available for issuance under iPass’ equity incentive plans. In addition, the reverse stock split will effect a reduction in the number of shares of common stock authorized for issuance, and a reduction in the number of shares of common stock issuable upon the exercise of stock options or warrants outstanding immediately prior to the effectiveness of the reverse stock split. No fractional shares will be issued as a result of the reverse stock split. Stockholders who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof.
iPass’s common stock will begin trading on The Nasdaq Capital Market on a split-adjusted basis when the market opens on August 23, 2018. The new CUSIP number for iPass’ common stock following the reverse stock split is 46261V306.
The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On August 21, 2018, iPass issued a press release announcing the reverse stock split. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of iPass under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of iPass, Inc.
99.1	Company press release dated August 21, 2018.

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2018

iPass Inc.

By: /s/ Darin Vickery
Darin Vickery
Chief Financial Officer